EXHIBIT 99.2
Investor Day 2007B Molina Healthcare, Inc. September 12th, 2007 New York, NY Juan Jose Orellana VP, Investor Relations

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains numerous "forward-looking statements" identified by words such as "goal," "will," "aspiration," "expects," and similar words and expressions. In addition, any statements that refer to earnings guidance or projections, or their underlying assumptions, are also forward-looking statements. All of our forward- looking statements are subject to numerous risks, uncertainties, and other factors that could cause our actual results to differ materially. Anyone viewing or listening to this presentation is urged to read the risk factors and cautionary statements found in Molina Healthcare's most recent Form 10-K, its first and second quarter Forms 10-Q, and its other reports and filings with the Securities and Exchange Commission and available on its website at www.sec.gov. Unless otherwise indicated, all forward-looking statements represent our judgment as of September 12, 2007, and we disclaim any obligation to update such statements. Cautionary Statement

Agenda Welcome & Opening Remarks J. Mario Molina, MD, CEO Mercy CarePlus John C. Molina, CFO Executive Panel 1 - Operations Discussion Dr. James Howatt, CMO Terry Bayer, COO break Vernon Smith, Ph.D. Executive Panel 2 - Financial Discussion Joseph White, VP, CAO John Molina, CFO lunch

Strategic Plan Molina Healthcare, Inc. September 12th, 2007 New York, NY J. Mario Molina, MD President & Chief Executive Officer

Business Snapshot '00 '01 '02 '03 '04 '05 '06 2Q07 East 298 405 489 564 788 894 1021 1076 Washington 287,000 California 291,000 New Mexico 66,000 Utah 47,000 Michigan 217,000 Ohio 138,000 Texas 30,000 Membership growth TANF ABD SCHIP MASNP East 0.87 0.08 0.05 0.002 Markets and members served TANF 87% ABD 8% SCHIP 5% MASNP <1% Our members 1 2005 and 2006 exclude Indiana operations discontinued as of 12/31/06. Membership as of June 30, 2007. Pending regulatory approval. 2 1 Missouri 67,000 3

Vision Statement Molina Healthcare is an innovative health care leader providing quality care and accessible services in an efficient and caring manner.

Mission Statement Our mission is to promote health and provide health services to low-income families and individuals covered by government programs.

Core Values: Striving to be an Exemplary Organization We care about the people we serve and advocate on their behalf; We provide quality service and remove barriers to health services; We are healthcare innovators and embrace change quickly; We respect each other and value ethical business practices; and We are careful in the management of our financial resources and serve as prudent stewards of the public's funds.

Quality Growth Financial Strength Customer Service Compliance Strategic Plan Elements

Commitment to Quality All Molina's eligible health plans named among the America's Best health plans by US News & World Report Goal 1: Achieve/continue accreditation with NCQA Goal 2: Achieve HEDIS scores at 75% or above

Growth Focus on government programs for poor and uninsured Goal: Revenues of $4 billion by end of 2010 Increase ABD enrollment Increase Medicare enrollment Acquisitions will continue to play an important role '03 '04 '05 '06 '07E East 792 1171 1640 1985 2440 Premium Revenue Growth TANF ABD SCHIP MASNP East 0.87 0.08 0.05 0.002 TANF 87% ABD 8% SCHIP 5% Medicare <1% Our members $ in millions * * Estimate Based on 2007 Guidance issued on September 11, 2007

Growth: Strategic Pillars G R O W T H Fee for Service Medicaid, SCHIP & ABD Medicare & LTC Health related services on a fee for service basis Medicare for Low Income Seniors Medicaid & SCHIP contracts including ABD

Financial Strength We must use the most cost- effective alternatives Limit our overhead costs No contract contributes more than 15% of revenue Keep a nickel from every dollar of revenue We are the stewards of the public's money '03 '04 '05 '06 '07E East 0.066 0.059 0.072 0.086 0.079 Administrative Expense as % of total revenue * * Estimate Based on 2007 Guidance issued on September 11, 2007

Our Aspirations for Our Shareholders Consistently communicate in an honest fashion with our investors. Generate a fair return for shareholders, while growing earnings per share at about 15% on average over time. Prudently limiting the amount of long-term debt we carry.

Keys to Customer Service Payers Providers Patients

Customer Service Payers want compliance, quality and to be shielded from complaints. Providers want quick and accurate payment. Members want us to overcome their barriers to care and to treat them with courtesy and respect. Our goal is to exceed industry standards.

Our Pledge to Our Employees "We commit to our employees that we will endeavor to provide a work experience that is challenging, compensation and benefits that are competitive, and a management team that supports diversity and is respectful and ethical."

Compliance Comply with contractual and regulatory requirements Put in place programs that demonstrate continued compliance Be an industry leader

Strategic Path If we accomplish the goals set forth in our strategic plan, then Molina Healthcare will have earned the continuing respect of our patients, our providers, and those with whom we conduct business.

Missouri Molina Healthcare, Inc. September 12th, 2007 New York, NY John C. Molina Chief Financial Officer

Mercy CarePlus ("MCP") Overview Stand alone Medicaid-only managed care plan in MO Contracted through June 2009 67,694 members as of August 2007 By program: 91% TANF and 9% CHIP By Region: 94% Eastern (St. Louis), 1% Central, and 5% Eastern (Kansas City) Near and long-term member growth potential 46,000 additional mandatory managed care enrollment from 21 county expansion effective 1/1/08 (Estimated 9,000 - 14,000 additional members to MCP) Additional membership growth from SB 577 Potential for additional mandatory managed care regions (only about 350,000 of state's total 825,000 Medicaid enrollment is in managed care)

See cautionary language above regarding the Company's guidance and other forward-looking statements under the heading Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995.

Transaction Evaluation

($ Millions, except membership, PMPM's and accretion / dilution)

	Actual Statutory TTM 6/30/2007 [1]	Forecasted GAAP FY 2008
Operating Results		
Membership @ End of Period	68,097	78,335
Premium Revenues	$166.8	$209.8
EBITDA	$18.4	$17.1
Net Income from Operations	$13.3	$10.3
Acquisition Adjustments (Net of Tax)		
Amortization of Intangibles		($3.1)
Interest Expense on Borrowings		($3.2)
Integration Expenses		($0.6)
Tax Shield on GW Amortization		$0.5
Total Acquisition Adjustments	**$0.0**	**($6.4)**
Net Income (Loss)	**$13.3**	**$3.8**
Accretion (Dilution)		**$ 0.13**
Price / EBITDA	**4.4x**	**4.7x**
EV / EBITDA	**4.0x**	**4.3x**
Operating Metrics		
Revenues PMPM	**$ 199.98**	**$ 226.42**
MCR	**82.3%**	**84.3%**

(1) The closing of the Mercy CarePlus acquisition and the successful operation of the Missouri health plan in 2008 is subject to numerous risks and uncertainties, including but not limited to: the obtaining of regulatory approvals and the satisfaction of other conditions to closing, the successful integration of the members, operations, and provider networks of Mercy CarePlus, attrition in membership pending the completion of the acquisition, and the timely and successful expansion of the MC+ Managed Care Program by the state of Missouri. The financial information presented was provided to us by Mercy CarePlus and has not been audited. Actual results in 2008 may differ materially from those projected.

22

MOLINA HEALTHCARE

MO Medicaid Managed Care Reform SB 577 - "Missouri Health Improvement Act of 2007" - Primary Provisions Removes 7/1/08 Medicaid Managed Care sunset provision Introduces "medical home" concept Proposes 4 year phased-in increases to Medicaid reimbursement rates to align with Medicare fee schedule, starting 1/1/09 (in order to encourage provider participation) $25M in state's FY 2008 budget to increase rates to 55% of Medicare Expands current uninsured women's health plan (estimated 80,000 additional enrollees) Creates a committee to develop a pay-for-performance plan ABD populations prohibited from being required to enroll in a managed care plan Implementation of bill left to MO Dept. of Social Services Significant latitude granted to department for provisions "Health Care Home" not defined in bill

Criteria for Acquisitions Size of Medicaid Population Competitive Provider Environment Favorable Regulatory Environment Mandatory Environment

Q&A

Product Development & Implementation Molina Healthcare, Inc. September 12th, 2007 New York, NY James Howatt, MD, MBA Chief Medical Officer

Access We are healthcare innovators and embrace change quickly. We provide quality service and remove barriers to health services.

Overview Can we provide better care to the chronically ill? Review of the opportunity to develop a new product line How Molina developed an effective model in the WMIP (Washington Medicaid Integration Partnership) Independent analysis of WMIP effectiveness by Center for Healthcare Strategies (CHCS)* Source: Evaluation of the Medicaid Value Program: Health Supports for Consumers with Chronic Conditions, August 2007; www.chcs.org Washington Medical Care Mental Health Substance Abuse Long Term Care Care Coordination

Basic Challenges Can opportunity be translated to revenue growth for Molina? Can top-line growth be translated to bottom-line impact?

Chronic Illness in Medicaid 40% of Medicaid enrollees are adults with chronic problems Represent 80% of Medicaid expenditures Largely unmanaged States are looking for help

Medicaid Demographics & Expenditures Enrollees Expenditures Children 48 19 Adults 26 13 Disabled 17 46 Elderly 9 22 2007 U.S. Total = 62.2 million Source: Health Management Associates estimates based on CBO Medicaid Baseline, March 2007. 26% Disabled = 17% 1 NOTE: Expenditure distribution based on spending for medical services only and excludes DSH, supplemental provider payments, vaccines for children and administration. 2007 U.S. Total = $305 billion Elderly = 9% Adults = 26% Children = 48% Disabled 46% Elderly = 22% Adults 13% Children 19% 1 68%

Adults with Chronic Conditions Adults w/ Chronic Conditions 0.08 0.3 0.3 As % of Enrollment As % of Revenue As % of Cost

Molina and Washington State WMIP - A joint effort between State and Molina 5 Months underway - accepted by CHCS as one of 10 participants in Medicaid Value Program (MVP) CHCS (Robert Woods Johnson & Kaiser) funded organizational start-up and data collection

Highlights of WMIP Care Coordination versus Case Management Overcame initial resistance In-patient trending downward vs. comparison group ER use trending downward vs. comparison group Pharmaceutical use & out-patient care increased over baseline

Goals for This Population Improved utilization Increased independence Increased self-advocacy Lowest level of care Least restrictive care environment

Demonstration of Competence CHCS hired Mathematica Policy Research (MPR) to evaluate Ten projects evaluated Molina / WA DSHS (WMIP) clearly had superior scores Molina has demonstrated ability to export concepts and care model

Scoring of Projects Molina Healthcare of Washington & WMIP

CHCS/MPR Statements The approach appears relevant to other states. The focus on integration addresses an important area of long-standing interests and provides evidence that care could potentially be improved. Intervention had relatively strong evidence of effectiveness.

CHCS/MPR Statements (Cont.) Medicaid Value Program generated evidence suggesting that well-conceived efforts to better integrate care across the range of services . . . have promise. This promise is best reflected in the WMIP.

Conclusions There is significant opportunity to grow revenue through products focusing on Aged, Blind and Disabled as well as those with chronic conditions. Molina has demonstrated the ability to build an integrated care coordination model ideal for these populations. The effectiveness of the Molina model has been verified by CHCS/MPR. Molina has developed a competency that is reproducible and exportable.

Health Plan Operations Molina Healthcare, Inc. September 12th, 2007 New York, NY Terry Bayer Chief Operating Officer

Segmentation LTC Duals ABD TANF = patients in need of more complex care; for illustrative purposes only not an actual percentage complexity of care number of potential enrollees Medicare Medicaid

Medicare Products

MASNP

- Full Dual eligibles

MOLINA MEDICARE OPTIONS PLUS

MAPD

- Low income (annual income less than $25,000) Medicare beneficiaries

New 2008

MOLINA MEDICARE OPTIONS

Duals		General Medicare
37%	Under 65	17%
62%	Female	55%
33%	Live Alone	28%
59%	Income Below Poverty	9%

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MOLINA HEALTHCARE

2008 Medicare Markets Washington California Utah Michigan Texas Nevada TANF SCHIP East 0.45 0.55 45% MASNP 55% MAPD 2.4 Million eligibles in Molina service areas New Mexico 1 1. Total market size based on company estimates.

What We Need to Support Medicare Dedicated centralized support resources Leveraging of IT resources Dedicated sales force (new to MOH) Training and development CMS oversight and compliance Enhanced Marketing & Communications Dedicated Medicare Compliance Program

Contracting for Medicare Leverage existing hospital networks Build on existing physician networks Lead with Medicare

Integration of Mercy CarePlus Continue to operate under Mercy CarePlus for 1 year Retain management & employees Simpler health plan Fewer contracts than San Diego acquisition Information System Similar to Washington acquisition conversion Due Diligence Better claims history

Growth Opportunities in Existing States Washington 287,000 California 291,000 New Mexico 66,000 Utah 47,000 Michigan 217,000 Ohio 138,000 Texas 30,000 Missouri* 67,000 *Transaction pending regulatory approval

Coffee Break

Medicaid in 2007: Current Trends and Implications for Medicaid Managed Care Vernon K. Smith, Ph.D. for Molina Healthcare Investor Day New York City September 12, 2007 vsmith@healthmanagement.com

Outline for Presentation Medicaid spending and enrollment trends State policy directions Cost containment New Coverage Initiatives Outlook for the future Implications for Medicaid Managed Care

"Medicaid... ....has always been under-appreciated, particularly for the role that it plays in the lives of so many Americans." John Iglehart, Editor, Health Affairs

Medicaid Nationally in 2007: A State - Federal Partnership $340 billion for over 62 million individuals, the largest health program in America ... 30 million children including 1.5 million deliveries and infants 16 million adults in families 10 million persons with disabilities 6 million persons age 65 or older Medicaid accounts for 44% of federal funds to states, the largest single component Sources: CBO March 2007 Medicaid Baseline; HMA projections of 2007 total spending. All data for federal fiscal year 2007. NASBO, State Expenditure Report, 2006.

Medicaid is the "Financial Glue" of the U.S. Health Care Safety Net Mental health over half of publicly financed care Public health and schools Hospitals that serve the uninsured special Medicaid "DSH" payments $16 billion in 2007 Community Health Centers Medicaid averages 40% of CHC revenues Medicare 7 million low-income elderly and disabled are "dual eligibles"- i.e., on both Medicaid and Medicare "Duals" account for about 40% of Medicaid spending

Total Personal Health Care Hospital Care Professional Services Nursing Home Care Prescription Drugs 0.17 0.17 0.13 0.44 0.1 0.09 Note: Data for 2005. SOURCE: Aaron Catlin, et.al., "National Health Spending in 2005," Health Affairs, January/February 2007. Based on National Health Care Expenditure Data for 2005, CMS, Office of the Actuary, 2007. Part D allocation by Health Management Associates. Medicaid is 1/6 of U.S. Health Spending (and 2.7% of GDP) After Part D 2006 19% Before Part D 2005

The State Medicaid Challenge: Spending Increases When Tax Revenue Drops Annual Percentage Changes 1996- 2006 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 State Tax Revenue 0.053 0.066 0.052 0.051 0.02 -0.078 -0.035 0.032 0.053 0.037 Medicaid Spending Growth 0.027 0.03 0.061 0.071 0.082 0.103 0.124 0.083 0.074 0.063 0.028 NOTE: State Tax Revenue data is adjusted for inflation and legislative changes. Preliminary estimate for 2006. SOURCE: Vernon Smith, Kathleen Gifford, Eileen Ellis, Amy Wiles, Robin Rudowitz, Molly O'Malley and Caryn Marks, Low Medicaid Spending Growth Amid Rebounding State Revenues: Results from a 50-State Medicaid Budget Survey State Fiscal Years 2006 and 2007, Kaiser Commission on Medicaid and the Uninsured, October 2006..kff.org/Medicaid/7569.cfm

Number of Uninsured in U.S. Continues to Increase 2001 2002 2003 2004 2005 2006 Adults 39.8 42 43.4 43.5 44.8 47 SOURCE: U.S. Census, August 28, 2007. In Millions

Growth in the Uninsured Contributes to Growth in Medicaid Percent uninsured increased to 15.8% in 2006, up from 15.2% in 2005 Number of uninsured jumped by 2.2 million in 2006 to 47 million Number of uninsured children increased by 600,000 in 2006 to 8.7 million, following a 400,000 increase in 2005 Only two years of growth in uninsured children since SCHIP 11.7% of all children were uninsured, including 19% of children in poverty - level families The share of full-time workers uninsured increased to 17.9% from 17.2% in 2005 SOURCE: U.S. Census, August 28, 2007.

Improving State Revenues Decreased Likelihood of Medicaid Rate Cuts, 2004 - 2007 FY 2004 FY 2005 FY 2006 FY 2007 Number of States -21 -10 -6 0 SOURCE: Vernon Smith, Kathleen Gifford, Eileen Ellis, Amy Wiles, Robin Rudowitz, Molly O'Malley and Caryn Marks, Low Medicaid Spending Growth Amid Rebounding State Revenues: Results from a 50-State Medicaid Budget Survey State Fiscal Years 2006 and 2007, Kaiser Commission on Medicaid and the Uninsured, October 2006. www.kff.org/Medicaid/7569.cfm FY 2004 FY 2005 FY 2006 FY 2007 Number of States Cutting Medicaid Rates for Inpatient Hospitals, Doctors, Nursing Facilities or Managed Care Organizations

In 2006 and 2007, States Increasingly Turned to Program and Quality Improvement 2006 Adopted for 2007 Disease Management 12 26 Quality Initiatives 14 28 Program Integrity 17 21 SOURCE: Vernon Smith, Kathleen Gifford, Eileen Ellis, Amy Wiles, Robin Rudowitz, Molly O'Malley and Caryn Marks, Low Medicaid Spending Growth Amid Rebounding State Revenues: Results from a 50-State Medicaid Budget Survey State Fiscal Years 2006 and 2007, Kaiser Commission on Medicaid and the Uninsured, October 2006. www.kff.org/Medicaid/7569.cfm Number of States in

4% of Medicaid Enrollees Account for 48% of Expenditures SOURCE: Urban Institute estimates for Kaiser Commission on Medicaid and the Uninsured based on MSIS 2001 data, 2005. Enrollees Expenditures Elderly 0.02 0.2 People with Disabilities 0.02 0.25 Adults 0.005 0.01 Children 0.006 0.03 Other 0.96 0.52 Total = 46.9 million Total = $180.0 billion Children 3% Adults 1% Disabled 25% Elderly 20% >$25,000 in Costs Children 0.2% Adults 0.1% Disabled 1.6% Elderly 1.8% >$25,000 in Costs 4% 48% 4%

Almost 2/3 of U.S. Medicaid Enrollees Are Now in Some Form of Managed Care 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 29 40 48 54 56 56 57 59 61 63 63 65 Percent of Medicaid Enrollees in U.S. in Managed Care Source: CMS, Medicaid Managed Care Reports, 1996-2005

FY 2007 State Policy Directions Show Commitment to Medicaid Managed Care Expansions to additional populations, usually the disabled and dual eligibles Extensions to additional geographic areas, usually rural Shifts to mandatory enrollment Enhancements to quality measurement, monitoring and improvement SOURCE: Vernon Smith, Kathleen Gifford, Eileen Ellis, Amy Wiles, Robin Rudowitz, Molly O'Malley and Caryn Marks, Low Medicaid Spending Growth Amid Rebounding State Revenues: Results from a 50-State Medicaid Budget Survey State Fiscal Years 2006 and 2007, Kaiser Commission on Medicaid and the Uninsured, October 2006. www.kff.org/Medicaid/7569.cfm

Enrollees Expenditures Children 0.48 0.18 Adults 0.26 0.11 Blind & Disabled 0.16 0.45 Elderly 0.1 0.26 Elderly and Disabled Account for 68% of Medicaid Spending, 2007 Children = 19% Elderly = 22% Disabled = 46% Adults = 13% Children = 48% Elderly = 9% Disabled = 17% Adults = 26% 2007 U.S. Total = 62.2 million U.S. Total = $305 billion in 2007* *Expenditure distribution based on spending for medical services only and excludes DSH, supplemental provider payments, vaccines for children and administration. SOURCE: Health Management Associates estimates based on CBO Medicaid Baseline, March 2007. 26% 68%

Medicaid Long Term Care: Trend Is To Home and Community Care 1991 - 2006 1991 1996 2001 2006 Projected Institutional 29.2 41 53.25 62 HCBS 4.8 11 21.75 39 86% 79% 71% 21% 14% $34 B $52 B $75 B Billions of Dollars for U.S. Source: 1991-2001, Brian Burwell, Kate Sredl and Steve Eiken, Thomson Medstat, 2006. 2006 projection by Health Management Associates, 2007. $100 B 39% 61% 29% HCBS

In 2006, the Deficit Reduction Act Provided New Medicaid Options to States New Flexibility Options Benefits or Cost Sharing New HSA-like "Health Opportunity Accounts" New Long Term Care Options LTC Partnership to encourage LTCI Self-Directed Personal Assistance Service Money Follows the Person programs HCBS waivers could become regular Medicaid About half of all states considering LTC options SOURCE: Vernon Smith, Kathleen Gifford, Eileen Ellis, Amy Wiles, Robin Rudowitz, Molly O'Malley and Caryn Marks, Low Medicaid Spending Growth Amid Rebounding State Revenues: Results from a 50-State Medicaid Budget Survey State Fiscal Years 2006 and 2007, Kaiser Commission on Medicaid and the Uninsured, October 2006. www.kff.org/Medicaid/7569.cfm

A Few States Have Adopted Options Created by the DRA in 2006 Benefit Flexibility: WV, KY, FL, KS Cost Sharing Flexibility: KY Targeted disease management: VA, WA Health Opportunity Acct: SC HCBS State Plan Option: IA Cash & Counseling, LTC Partnership : Several SOURCE: Vernon Smith, Kathleen Gifford, Eileen Ellis, Amy Wiles, Robin Rudowitz, Molly O'Malley and Caryn Marks, Low Medicaid Spending Growth Amid Rebounding State Revenues: Results from a 50- State Medicaid Budget Survey State Fiscal Years 2006 and 2007, Kaiser Commission on Medicaid and the Uninsured, October 2006. www.kff.org/Medicaid/7569.cfm; and CMS reports, 2007.

In 2006, Two States Leveraged Medicaid to Move toward Broader, Near-Universal Health Coverage Massachusetts Health Plan Universal coverage, with individual and employer mandates / assessments Subsidies for low-income individuals Health insurance "Connector" Strong quality component Vermont - Catamount Health Plan Near-universal coverage, with Premium Assistance for low-income uninsured New individual product for uninsured Employer assessment Chronic care management initiative

In 2007, Over 2/3 of All States Offered New Proposals Governors in 34 states offered plans to reduce the number of uninsured children, parents, adults, aged and disabled in their state through Medicaid expansions SCHIP expansions DRA waivers Comprehensive Section 1115 waivers Market-based approaches Improving quality through prevention and better management of chronic conditions Source: NASBO, The Fiscal Survey of States, June 2007.

One example: Pennsylvania Comprehensive, 47-point health plan: "Prescription for Pennsylvania" Coverage for all children "...affordable health insurance to all adults, with payments based on income." Focus on personal responsibility and quality No mandates.

California ...The Boldest Proposal Yet Proposed to cover 6.5 million uninsured through Expanded Medicaid coverage for all children Mandates for Employers (with 10 or more employees) and individuals Assessments on providers 2% for doctors, 4% for hospitals "California will be the first state, I guarantee you, where we will have universal health coverage, where we will insure everybody." --Gov. Arnold Schwarzenegger, speaking to the California Medical Association, May 2, 2007

An Emerging Consensus: Look at Medicaid within the Overall Health System "Medicaid is one purchaser in a larger health care market ... the most effective way to control Medicaid spending growth is to pursue strategies to control overall health care spending growth." --Richard Kronick and David Rousseau, "Is Medicaid Sustainable? Spending Projections for the Program's Second Forty Years," Health Affairs - Web Exclusive, February 23, 2007.

In the long run, to slow the growth in costs, slow the growth of demand for treatment Chronic disease is the number one cause of death and disability in the U.S. accounts for 70 percent of all deaths and more than 75 percent of health care spending "We should be moving into an era now... that puts much more emphasis on keeping people well and not just paying for costly complications after they happen." --Mark McClellan, former CMS Administrator, July 17, 2007.

A Key Example: Obesity is linked to Disease Prevalence and Health Care Spending Total diabetes prevalence increased 53% over the past 20 years "All the increase in diabetes is linked to the doubling of obesity prevalence among adults." 27% of the increase in all health care spending is accounted for by the increase in obesity prevalence. Source: Kenneth Thorpe, 2006

States Are Focusing on Improving Health Care Quality Studies show chronically ill Americans receive the recommended treatment on average only 56% of the time; examples Congestive heart failure...64% get recommended treatment Depression ...................58% Asthma ........................54% Diabetes ......................45% States are focused on disease management and other care management approaches to improve care States increasingly are using reimbursement systems to reward higher performance Source: SOURCE: Vernon Smith, et al, Low Medicaid Spending Growth Amid Rebounding State Revenues, Kaiser Commission on Medicaid and the Uninsured, October 2006. Also: EA McGlynn, SM Asch, J. Adams, et al, "The Quality of Health Care Delivered to Adults in the United States." New England Journal of Medicine, June 26, 2003.

1965 1966 1967 1968 1969 1970 1971 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 0.5 4 9 13 14.9 17.3 19.3 17.6 19.6 21.5 22 22.8 22.8 22 21.5 21.6 22 21.6 21.6 21.6 21.8 22.5 23.1 22.9 23.5 25.3 28.3 31.2 33.4 35.1 36.3 36.1 34.9 40.4 42.9 44.5 48.4 51.4 53.3 54.6 59 60 62 64 65 66 67 68 69 70 71 72 73 Looking to the Future: Medicaid Enrollment Growth Projected to Slow Millions of Medicaid Beneficiaries during year SOURCE: Historical enrollment from Kaiser Commission on Medicaid and the Uninsured analysis of data from the Centers for Medicare and Medicaid Services. 2005-2017: HMA calculations based on CBO March 2007 Medicaid Baseline. 2007: 62 Million 2017: 73 Million 1997 35 Million 1987: 23 Million 1977: 23 Million Projection <1% +51% +78% +17%

The Future: Medicaid Cost Increases Are Expected to Parallel Overall Health Spending "Medicaid spending as a share of national health spending will average 16.6 percent from 2006 to 2025 - roughly unchanged from the 16.5 percent in 2005." Even after accounting for "... the anticipated decline in employer-sponsored health insurance and the long term care needs of the baby boomers..." --Richard Kronick and David Rousseau, "Is Medicaid Sustainable? Spending Projections for the Program's Second Forty Years," Health Affairs - Web Exclusive, February 23, 2007.

Medicaid Spending Projections Average annual Medicaid spending growth: Ten-year forecast CMS: 8% CBO: 8% 9% for long term care State budgets increase on average by 6.5% Based on actual growth over the past 30 years. Sources: Source: John Poisal, et al., "Health Spending Projections Through 2016: Modest Changes Obscure Part D's Impact," Health Affairs, 21 February 2007; CBO, Medicaid Baseline 2007; NASBO, Fiscal Survey of States, June 2007.

Medicaid Spending Projected to More than Double to Over $700 Billion in Ten Years: 2007 - 2017 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 East 314 340 362 390 421 455 492 533 577 625 677 736 Source: Health Management Associates estimates based on data from CBO and CMS, 2007. All funds: Federal, State and Local

Medicaid Projected to Continue to Grow as a Share of State Budgets: 1985 - 2010 1985 1990 1995 2000 2005 2010 (Projected) General Fund 0.14 0.14 0.18 0.19 Total Funds 0.08 0.13 0.2 0.2 0.23 0.25 Source: National Association of State Budget Officers, State Expenditure Reports, 2005 and earlier reports; 2010 percentages projected by HMA. Total Medicaid Spending as % of State Budgets GF GF GF

Summary and Conclusion Medicaid is the largest health program in America and one of the most significant programs administered by states. States are now using Medicaid to Help finance strategies to reduce the uninsured Improve quality of care Improve the health of beneficiaries that could help slow Medicaid costs & overall health costs Emerging opportunities in Medicaid include Serving persons with disabilities, and complex, chronic conditions Serving dual Medicare-Medicaid eligibles Cost-effective care for families and children

Financial Reporting & Metrics Joseph White Chief Accounting Officer Molina Healthcare, Inc. September 12th, 2007 New York, NY

Financial Statement Disclosure What is Important? Provide investors with an understanding of our financial results Operations perspective - how is the business changing? Accounting estimates - where are the uncertainties? Differentiation from competitors - what makes our business (or its financial reporting) different? Predictive value - what information says the most about the future? Recognize the limitations of disclosure: Accounting information is always backwards looking. When estimates are involved, aggregated information is usually more reliable. Investors need information, not raw data.

We strive to improve our disclosure More states and more populations Improved understanding of what investors want Added disclosure was at first qualitative This year we have added much more quantitative disclosure. The added disclosure (and the reaction to it) has led us to look more closely at the presentation of our core financial statements. We decided to change the presentation of our income statement disclosure

Medical Cost Disclosure

Molina's Medical Cost Disclosure We currently report three categories of medical expense Medical Services Hospital & Specialty Services Capitation, clinic, quality assurance, reinsurance and some injectible expenses. Pharmacy All pharmacy costs paid through our pharmacy benefit manager. All expenses paid through our claims system, including any PCP and drug costs paid as claims.

Our business has evolved and now much more complex We need to be clear about overlap between categories: Capitation costs cover primary care, specialty and hospital services. Hospital and specialty services include the costs of drugs administered in hospital and physician settings. Molina's Medical Cost Disclosure

Molina's Medical Cost Disclosure Critical attributes of medical expense: Reliability of Estimate - How much judgment is needed to estimate this cost? Timeliness of Information - How current is the information? Financial Significance - How significant is the cost to our financial performance? Cost Stability - How volatile is this cost over the near term? Predictive Value - What does this cost tell us about the future?

Four Proposed Categories of Medical Cost Pharmacy Current and very reliable information; Indicator of trends; and Includes injectibles (specialty drugs) and immunizations. Capitation Fee for Service Current and reliable information; Minimal retroactive changes; and Transferred risk to another entity. Information is dependent upon actuarial estimates; Largest and most volatile; and Frequent retroactive adjustments. Other Medical Costs Clinic, quality assurance, and reinsurance cost; Administrative component of medical expense; and Current and reliable.

Reliability of Estimate Timeliness of Information Financial Significance Cost Stability Predictive Value Pharmacy High High Moderate Moderate High Capitation High High Moderate High Moderate Fee For Service Cost Low Low High Low Low QA / Clinic / Reinsurance Cost High High Low High Low Attributes of Medical Cost Categories What Do These Categories Tell an Investor?

Why Four Categories? The break out of fee-for-service costs allows investors to focus on the relative uncertainty of our cost estimates. The break out of pharmacy costs provides investors with a measure widely believed to track medical cost trends overall and to provide an indication of the direction of those trends. The breakout of capitation costs allows investors to understand the degree to which we have transferred risk to other parties. The breakout of other medical costs allows the other categories to remain "pure", isolating clinic costs, which are unique to Molina, and quality assurance costs, which are reported differently among health plans.

Q.A., Clinic Costs, & Reinsurance Costs. Expense Category Crosswalk Current New Hospital & Specialty Services Pharmacy Fee For Service Costs Medical Services Capitated Costs Injectibles Other Capitated Cost Pharmacy

Two Options Replace the existing sub- categories for medical care costs with: Fee for Service Costs Capitation Pharmacy Other Replace the existing sub- categories for medical care costs with: A single line item Include four categories of medical cost in supplemental schedules Option #1 - Too cluttered: Option #2 - Streamlined but expanded disclosure:

$645,437 $180,864 $125,606 $41,435 $993,342 $228,208 $644,729 $120,405 $993,342 Revised Disclosure (Supplemental Schedule) Income Statement Recast (Unaudited) YTD June 30, 2007 Medical Services Hospital & Specialty Services Pharmacy Total Medical Care Costs Fee for Service Costs Capitation Pharmacy Other Total Medical Care Costs Original: Recast:

New Medical Cost Disclosure & Effective Date Replace the existing sub-categories for medical care costs with a single line item and include four categories of medical cost in supplemental schedules. Effective date for the change: 3rd Quarter '07 Form 10-Q All periods presented in future SEC filings will be recast in the new format.

Purchase Accounting and Amortization Expense

Purchase Accounting Affects Income Purchase accounting requires judgment Allocation of purchase price to assets Amortization period Purchase accounting can make a big difference on the income statement Percentage of purchase price assigned to amortized assets Period over which those assets are amortized vs. Amount of Expense Today Risk of big write-down later Purchase accounting is about balance

Total Health Plan Acquisitions (1) % of Goodwill % of Identifiable Intangibles MOH $152.4M 31% 69% CNC $140.4M 92% 8% AGP $252.1M 90% 10% WCG $230.3M 83% 17% Average excl.Molina Average excl.Molina $207.6M 88% 12% Publicly Traded Pure Play Medicaid Acquisitions '03-'06 SOURCE: SEC Filings. Note: (1)Total health plans acquisitions: purchase price and additional considerations paid in accordance with merger / acquisition agreements for acquisitions excluding specialty businesses between 2003 and 2006.

Amortization Expense per Share 2003 2004 2005 2006 MOH $0.08 $0.09 $0.17 $0.21 CNC $0.02 $0.02 $0.03 $0.05 AGP $0.08 $0.04 $0.09 $0.05 WCG $0.09 $0.09 $0.07 $0.11 Pure Play Average excl. MOH $0.06 $0.05 $0.07 $0.07 Pure Play Average $0.06 $0.06 $0.09 $0.10 SOURCE: SEC Filings. Note: Amortization expense per share: tax effected amortization expense divided by diluted shares outstanding

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Financial Outlook Molina Healthcare, Inc. September 12th, 2007 New York, NY John Molina Chief Financial Officer

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains numerous "forward-looking statements" regarding the Company's 2007 earnings guidance. Any statements that refer to guidance, projections, expectations, strategies, challenges, and opportunities, or their underlying assumptions, or other characterizations of future events or circumstances, are forward-looking statements. All of our forward-looking statements are based on current expectations and assumptions that are subject to numerous known and unknown risks, uncertainties, and other factors that could cause our actual results to differ materially. Such factors include, without limitation, risks related to: the achievement of a decrease in the medical care ratio of our start-up health plans in Ohio and Texas; the achievement of projected savings from a decrease in the medical care ratio of our California and Washington health plans; an increase in enrollment in our Ohio and California health plans and in our dual eligible population consistent with our expectations; our ability to reduce administrative costs in the event enrollment or revenue is lower than expected for the remainder of the year; increased administrative costs in support of the Company's efforts to expand its Medicare membership; risks related to our minimal experience with Ohio, Texas, and dual eligible members and attendant claims estimation difficulties; our ability to accurately estimate incurred but not reported medical costs across all health plans; the securing of premium rate increases in the states of California and Michigan; the adverse effect of the DRG rate rebasing in Washington being greater than expected; the payment of savings sharing income by the state of Utah to our Utah health plan being consistent with our expectations; the successful renewal and continuation of the government contracts of all of our health plans; the availability of adequate financing to fund and/or capitalize our acquisitions and start-up activities, and applicable interest rates that are consistent with our expectations; the successful and cost-effective integration of our acquisitions, including Mercy CarePlus; membership eligibility processes and methodologies; unexpected changes in member utilization patterns, healthcare practices, or healthcare technologies; high dollar claims related to catastrophic illness; changes in federal or state laws or regulations or in their interpretation; funding decreases in the Medicaid, SCHIP, or Medicare programs or the failure to timely renew the SCHIP program; the favorable resolution of pending litigation; and other risks and uncertainties as detailed in our reports and filings with the Securities and Exchange Commission and available on its website at www.sec.gov. All forward-looking statements in this release represent our judgment as of September 12, 2007. We disclaim any obligation to update any forward-looking statement to conform the statement to actual results or changes in our expectations. Cautionary Statement

^ $2.4B ^ 84.9% ^ 11.2% ^ 7.9% ^ $52.9M - $55.8M ^ $1.85 - $1.95 ^ 28.6M ^ 38.2% Premium Revenue Medical Care Ratio G&A Ratio Core G&A Net Income Diluted EPS Diluted Shares Outstanding Effective Tax Rate 2007 Earnings Guidance (September 11, 2007) See cautionary language above regarding the Company's guidance and other forward-looking statements under the heading Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995.

$2.4B 84.9% 11.2% 7.9% $52.9M- $55.8M $1.85 - $1.95 28.6M 38.2% Premium Revenue Medical Care Ratio G&A Ratio Core G&A Net Income Diluted EPS Diluted Shares Outstanding Effective Tax Rate 2007 Revised Guidance versus 2006 Results $2.0B 84.6% 11.4% 8.4% $45.7M $1.62 28.2M 37.8% $0.4B 0.3% (0.2%) (0.5%) $8.7M $0.28 0.4M 0.4% 2007 (estimated) 2006 Increase/ (Decrease) * Represents mid-point of guidance. * * See cautionary language above regarding the Company's guidance and other forward-looking statements under the heading Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995.

$2.4B 84.9% 11.2% 7.9% $52.9M- $55.8M $1.85 - $1.95 28.6M 38.2% Premium Revenue Medical Care Ratio G&A Ratio Core G&A Net Income Diluted EPS Diluted Shares Outstanding Effective Tax Rate 2007 Earnings Guidance Revised versus Original $2.6B 86.2% 10.3% 7.0% $50.5M- $54.9M $1.75 - $1.90 28.9M 38.4% ($0.2B) (1.3%) 0.9% 0.9% $1.7M $0.08 (0.3M) (0.2%) 2007 (estimated) Original 2007 (estimated) Revised Increase/ (Decrease) * Represents mid-point of guidance. * * See cautionary language above regarding the Company's guidance and other forward-looking statements under the heading Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995.

How has 2007 Guidance changed? Revised Guidance Original Guidance Drivers Premium Revenue $2.4B $2.6B Lower Membership in Ohio Lower Medicare Membership Lower Membership in WA & UT Medical Care Ratio 84.9% 86.2% California Improvement Lower Medical Cost in Washington New Mexico Contract Amendment Core SG&A 7.9% 7.0% Lower Revenue Medicare Investment Continued Infrastructure Investment Investment Income $27.2M $25.0M Higher Invested Balances Interest Expense $3.8M $7.0M Delayed and lower borrowings to fund capital infusions into subs Amended credit facility D & A $26.7M $23.2M Increased IT Investment Tax Rate 38.2% 38.4% Diluted Shares Outstanding 28.6M 28.9M See cautionary language above regarding the Company's guidance and other forward-looking statements under the heading Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995.

How will we grow in 2007? 2003 2004 2005 2006 2007E 2007E Legacy 564 788 893 980 945 921 Start-Ups - - 95 189 169 Dual Eligibles - - - 2 11 6 Membership (in thousands) Membership growth will come primarily from Ohio and Texas. 564K 1,096K 1,077K 788K 893K (1) "E" represents estimated. (2) Legacy health plans include California, Indiana, Michigan, New Mexico, Utah and Washington. Indiana operations terminated 12/31/2006. (3)"Start-Up" health plans include Ohio and Texas. 2 3 1 1,145K 1 ORIGINAL REVISED See cautionary language above regarding the Company's guidance and other forward-looking statements under the heading Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995.

How will we grow in 2007? 2003 2004 2005 2006 2007E 2007E Legacy 792 1171 1640 1859 1915 1861 Start-Ups $- $- 0 99 600 527 Dual Eligibles $- $- $- 27 98 52 Premium Revenue (dollars in millions) Premium revenue growth will come from Ohio and Texas. 1 3 $1,640M $1,985M $2,440M $1,171M $792M (1) "E" represents estimated . (2) Legacy health plans include California, Indiana, Michigan, New Mexico, Utah and Washington. Indiana operations terminated 12/31/2006. (3)"Start-Up" health plans include Ohio and Texas. 2 $2,600M ORIGINAL REVISED 1 See cautionary language above regarding the Company's guidance and other forward-looking statements under the heading Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995.

2006 2007E 2007E Start-Ups 0.916 0.904 0.905 2003 2004 2005 2006 2007E 2007E 0.831 0.841 0.869 0.846 0.862 0.849 Medical Care Ratio Our guidance assumes a decrease in our Start-Ups' medical care ratios. (1) "Start-Up" includes operations in Ohio and Texas. (2)"E" represents estimated. Consolidated Medical Care Ratio Start-Up1 Medical Care Ratio 2 2 2 2 ORIGINAL REVISED ORIGINAL REVISED See cautionary language above regarding the Company's guidance and other forward-looking statements under the heading Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995.

Continued Investment in our Infrastructure 2003 2004 2005 2006 2007 E Core Admin - % of Total Revenue 8.23 8.62 11.48 14.19 15.06 Investing in growth and strengthening our existing operational efficiency Core Admin is administrative expenses excluding premium taxes. "E" represents estimated. 1. Excludes impairment charge related to commercial software no longer used for operations. $13.77 $1.29 CHANGE FROM ORIGINAL GUIDANCE ORIGINAL GUIDANCE REVISED GUIDANCE Core Admin PMPM 1 See cautionary language above regarding the Company's guidance and other forward-looking statements under the heading Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995.

Continued Investment in our Infrastructure 2003 2004 2005 2006 2007 E Core Admin - % of Total Revenue 0.0658 0.0594 0.071 0.084 0.079 Investing in growth and strengthening our existing operational efficiency Core Admin is administrative expenses excluding premium taxes. "E" represents estimated. 7.0% 0.9% % CHANGE FROM ORIGINAL GUIDANCE ORIGINAL GUIDANCE REVISED GUIDANCE Core Admin Expense as a % of Total Revenue See cautionary language above regarding the Company's guidance and other forward-looking statements under the heading Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995.

Selected Health Plan Outlook

'04 '05 '06 2Q07 YTD '07 E '07 E East 253 321 300 290 300 297 '04 '05 2006 2Q07 YTD '07 E '07 E East 0.837 0.862 0.884 0.821 0.862 0.825 California excluding Dual Eligibles Membership (in thousands) Opportunities: Revised guidance does not include any rate increase for Los Angeles or Inland Empire. Utilization is well managed. Excess clinic capacity can reduce capitation expense. Challenges: Revised guidance assumes an increase in enrollment of 7K over 6/30/07 enrollment. Improved financial results may trigger provider pressure for higher contract rates. Formulary is being made more competitive. Medical Care Ratio Original Revised Original Revised See cautionary language above regarding the Company's guidance and other forward-looking statements under the heading Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995.

'06 2Q07 YTD '07 E '07 E East 0.91 0.916 0.906 0.906 '06 2Q07 YTD '07 E '07 E East 76 138 160 140 Ohio Membership (in thousands) Opportunities: Large TANF and ABD populations. Enrollment concentrated among competitors despite state wish to limit enrollment for any single health plan to 40%. Medical Care Ratio Original Revised Original Revised Challenges: Healthcare costs through 6/30/07 are consistent with original guidance but more improvement is needed in the second half of 2007. Paid claims data is not fully developed, making cost estimates uncertain. See cautionary language above regarding the Company's guidance and other forward-looking statements under the heading Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995.

'06 2Q07 YTD '07 E '07 E East 0.828 0.679 0.866 0.792 '06 2Q07 YTD '07 E '07 E East 2.388 3 10.6 5.9 Dual Eligibles Membership (in thousands) Opportunities: High per member per month revenue. Large populations in CA and MI. Providers have extensive managed care experience. Medical costs in UT have been better than expected. Challenges: Enrollment has been lower than anticipated. High member acquisition cost. Limited Company experience with product. Limited cost data to set rate bids and claims reserves. Continues to require large infrastructure investment. Medical Care Ratio Original Revised Original Revised See cautionary language above regarding the Company's guidance and other forward-looking statements under the heading Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995.

'06 2Q07 YTD '07 E '07 E East 20 30 29 29 Texas Membership (in thousands) 2Q07 YTD '07 E '07 E East 0.917 0.89 0.9 Medical Care Ratio Opportunities: LTC benefit for STAR Plus. TX PMPM revenue is higher than Company average. Original Revised Original Revised Challenges: Healthcare costs through 6/30/07 are higher than anticipated in original guidance. Paid claims data is not fully developed, making cost estimates uncertain. See cautionary language above regarding the Company's guidance and other forward-looking statements under the heading Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995.

Risks and Opportunities Risks/Opportunities Update Start-Up Medical Costs Consistent with original Guidance But paid claims data remains incomplete Start-Up Enrollment Ohio membership less than anticipated Texas consistent with original guidance California Medical Costs Utilization under control Re-contracting has been successful Improved profitability may create provider pressure for increases SNP Growth Slower than anticipated Company continues to invest in Medicare for 2008 Start-Up Capital Requirements Slightly less than anticipated due to Ohio lower growth See cautionary language above regarding the Company's guidance and other forward-looking statements under the heading Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995.

Risks and Opportunities Risks/Opportunities Update New Mexico Contract Amendment New contract gives some relief on medical cost floor and measurement period Washington DRG Rebasing Substantial negative impact on medical care costs Admin Leverage Lower than anticipated revenue has reduced leverage Company continues to invest in Medicare and other infrastructure Utah Savings Sharing $4.7M receivable accrued as of June 30, 2007 In discussions with the state Reducing Interest Costs Amended credit facility See cautionary language above regarding the Company's guidance and other forward-looking statements under the heading Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995.

EPS Build Out: Illustration Based on Guidance Mid-Point Earnings per diluted share for year ended Dec 31, 2006 Exclude 2006 positive prior period development Starting Point Expected Incremental changes in 2007: Ohio Impact California Impact Texas Impact Additional Corporate Interest Expense, Net of Investment Income Net Changes in Other Plans (excl. WA & NM items below) Washington DRG re-basing New Mexico One Time Reserve Adjustment 2007 Guidance Mid-Point Diluted EPS $1.62 ($0.11) $1.51 $0.21 $0.18 $0.12 ($0.09) ($0.11) n/a n/a $1.82 (All figures and estimates are approximate) ORIGINAL GUIDANCE REVISED GUIDANCE $1.62 ($0.11) $1.51 $0.05 $0.46 $0.10 ($0.04) ($0.09) ($0.14) $0.05 $1.90 * Represents mid-point of guidance. * See cautionary language above regarding the Company's guidance and other forward-looking statements under the heading Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995.

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